EXHIBIT 10.14

                              MAC-GRAY CORPORATION
                             MAC-GRAY SERVICES, INC.
                              INTIRION CORPORATION
                                 22 Water Street
                               Cambridge, MA 02141


                                                Dated as of:  February 28, 2002

Fleet National Bank,
  Individually and as Administrative Agent
100 Federal Street
Boston, MA  02110

KeyBank National Association,
  Individually and as Documentation Agent
One Canal Plaza, 4th Floor
Portland, ME  04101-4035

Citizens Bank of Massachusetts
28 State Street
Boston, MA  02109

Banknorth, N.A.
(f/k/a First Massachusetts Bank, N.A.)
7 New England Executive Park
Suite 700
Burlington, MA  01803

         Re: First Amendment to Revolving Credit and Term Loan Agreement

Ladies and Gentlemen:

         We refer to the Revolving Credit and Term Loan Agreement, dated as of June 29, 2000 (as amended, the "Agreement"), among Mac-Gray Corporation, Mac-Gray Services, Inc., Intirion Corporation (collectively, the "Borrowers"), the banking institutions referred to therein as Banks (the "Banks"), Fleet National Bank as Administrative Agent (the "Agent"), and KeyBank National Association as Documentation Agent. Upon the terms and subject to the conditions contained in the Agreement, you agreed to make Revolving Credit Loans and a Term Loan to the Borrowers.

         Terms used in this letter of agreement (the "First Amendment") which are not defined herein, but which are defined in the Agreement, shall have the same respective meanings herein as therein.

         We have requested you to make certain amendments to the Agreement. We have also requested that you waive our non-compliance with the provisions of
Section 6.8 of the Agreement for the fiscal year ending December 31, 2001. You have advised us that you are prepared and would be pleased to make the amendments so requested by us and to provide us with the requested waiver on the condition that we join with you in this First Amendment.

Accordingly, in consideration of these premises, the promises, mutual covenants and agreements contained in this First Amendment, and fully intending to be legally bound by this First Amendment, we hereby agree with you as follows:

                                    ARTICLE I

                             AMENDMENTS TO AGREEMENT

         Effective as of February 28, 2002 (the "First Amendment Date"), the Agreement is amended in each of the following respects:

         (a) The terms "Loan Documents" and "Security Documents" shall, wherever used in any of the Loan Documents or Security Documents, be deemed to also mean and include this First Amendment.

         (b) The table set forth in Section 6.8 of the Agreement is amended to read in its entirety as follows:

                     Period                                  Minimum Amount

For the fiscal quarters ending March 31, 2002,                 $28,000,000
June 30, 2002, September 30, 2002, and December
31, 2002, in each case for the four consecutive fiscal quarters then ending

For any fiscal quarter ending on or                  the greater of $28,000,000
after March  31, 2003, in each case for the          and the Borrower Affiliated
four consecutive fiscal quarters then ending         Group's EBITDA as at
                                                     December 31, 2002 (for the
                                                     four consecutive fiscal
                                                     quarters then ending)


                                   ARTICLE II

                                     WAIVER

         Pursuant to the Agreement, the Borrowers have furnished to the Agent their financial statements for the fiscal year ending December 31, 2001. Based upon such financial statements, the Borrowers have breached Section 6.8 of the Agreement for the fiscal year ending December 31, 2001, which breach constitutes an Event of Default under the Agreement (the "Negative Covenant Default").

         The Borrowers have requested that the Agent and the Banks waive the Negative Covenant Default and the Agent and the Banks hereby waive such Negative Covenant Default, provided that such waiver shall not extend to any other provision of the Agreement or any other Default or Event of Default which may now exist or hereafter arise under the Agreement, and provided, further, that such waiver is limited solely to the Negative Covenant Default as of December 31, 2001, and shall not extend to any other period.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         The Borrowers hereby jointly and severally represent and warrant to you as follows:

         (a) Representations in Agreement. Each of the representations and warranties made by the Borrowers to you in the Agreement was true, correct and complete when made and, as modified by Exhibit 1 hereto, is true, correct and complete on and as of the date hereof with the same full force and effect as if each of such representations and warranties had been made by the Borrowers on the date hereof and in this First Amendment.

         (b) No Defaults or Events of Default. No Default or Event of Default exists on the date of this First Amendment (after giving effect to all of the arrangements and transactions contemplated by this First Amendment).

         (c) Binding Effect of Documents. This First Amendment has been duly executed and delivered to you by the Borrowers and is in full force and effect as of the date hereof, and the agreements and obligations of the Borrowers contained herein constitute the joint and several, and legal, valid and binding obligations of the Borrowers enforceable against the Borrowers in accordance with their respective terms.

                                   ARTICLE IV

                        PROVISIONS OF GENERAL APPLICATION

         (a) No Other Changes. Except to the extent specifically amended and supplemented hereby, all of the terms, conditions and the provisions of the Agreement, the Notes and each of the Security Documents shall remain unmodified, and the Agreement, the Notes and each of the Security Documents, as amended and supplemented by this First Amendment, are confirmed as being in full force and effect.

         (b) Governing Law. This First Amendment is intended to take effect as a sealed instrument and shall be deemed to be a contract under the laws of the Commonwealth of Massachusetts. This First Amendment and the rights and obligations of each of the parties hereto shall be governed by and interpreted and determined in accordance with the laws of the Commonwealth of Massachusetts.

         (c) Binding Effect; Assignment. This First Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors in title and assigns.

         (d) Counterparts. This First Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which together shall constitute one instrument. In making proof of this First Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

         (e) Conflict with Other Agreements. If any of the terms of this First Amendment shall conflict in any respect with any of the terms of any of the Agreement or any other Loan Document, the terms of this First Amendment shall be controlling.

         (f) Conditions Precedent. This First Amendment shall become and be effective as of the First Amendment Date, but only if (i) the form of acceptance at the end of this First Amendment shall be signed by the Agent and the Banks, and (ii) the Borrowers shall have paid to the Agent, for the ratable benefit of the Banks, a waiver and amendment fee in the aggregate amount equal to $134,700.

         If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this First Amendment and return such counterpart to the undersigned, whereupon this First Amendment, as so accepted by you, shall become a binding agreement among you and the undersigned.

                                       Very truly yours,

                                       The Borrowers:

                                       MAC-GRAY CORPORATION


                                       By:_______________________________
                                            Title:


                                       MAC-GRAY SERVICES, INC.



                                       By:_______________________________
                                            Title:


                                       INTIRION CORPORATION



                                       By:_______________________________
                                            Title:

                       (Signatures continued on next page)

         The foregoing First Amendment is hereby accepted by the undersigned as of February 28, 2002.

The Banks:
---------


FLEET NATIONAL BANK


By:_________________________________
     Title:


KEYBANK NATIONAL ASSOCIATION



By:_________________________________
     Title:


CITIZENS BANK OF MASSACHUSETTS



By:_________________________________
     Title:


BANKNORTH, N.A.
(f/k/a First Massachusetts Bank, N.A.)



By:_________________________________
     Title:


                       (Signatures continued on next page)

The  Administrative Agent:
-------------------------

FLEET NATIONAL BANK



By:_________________________________
     Title:


The Documentation Agent:

KEY BANK NATIONAL ASSOCIATION



By:_________________________________
     Title: